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                                                           EXHIBIT 10.11

             PARTIES TO INDEMNIFICATION AGREEMENTS


MariLyn R. Blair
Michael B. Bracy
Jemima G. Brennan
Jon E. Eliassen
Robert A. Frati
Richard G. Geiger
Johnny M. Humphreys
Klaus O. Huschke
Keith N. Hylton
Michael J. O'Callaghan
Larry A. Panattoni
Paul A. Redmond
Graham M. Wilson
Robert D. Neilson
Ted C. DeMerritt
Mary Ann Peters
Russell E. Vanos
Carl R. Aron
David G. Remington
Stuart Edward White
LeRoy W. Nosbaum
Douglas C. Ralphs
J. Michael Quinlivan